UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) March 18, 2016

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

001-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4372 71-0005900	333-168010-01	ENTERGY ARKANSAS RESTORATION FUNDING, LLC (a Delaware limited liability company) 425 West Capitol Avenue, 27th Floor Little Rock, Arkansas 72201 (501) 377-5886 27-2875268
________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On March 18, 2016 Moody’s Investors Service, Inc. issued its credit opinion and corresponding ratings action in which it upgraded the long-term credit rating of Entergy Arkansas, Inc. to Baa1 from Baa2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
 ENTERGY ARKANSAS, INC.
By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title:    Vice President and Treasurer

Date: March 25, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENTERGY ARKANSAS RESTORATION FUNDING, LLC
By /s/ Steven C. McNeal
Name: Steven C. McNeal
Title:    Vice President and Treasurer

Date: March 25, 2016